Restricted cash	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Restricted cash

5.Restricted cash

At December 31, 2015 and December 31, 2014, the Group had restricted bank deposits of $83,191 and $337 respectively. The restricted bank deposits as at December 31, 2015 represents guarantee deposits, which primarily include reserves of $34,286 for bank acceptance notes issued by the Group to suppliers with maturity period of 6 months, reserves of $689 for letters of credit issued by the Group to suppliers and reserves of $48,192 for short term loans of RMB312 million from PRC commercial banks. Subsequently, the restricted cash of $46,312 was released to the Group since the guaranteed loan was repaid on January 4, 2016.